                                [FRONT OF CERTIFICATE]

NUMBER                                           SHARES
PA
   -----------                             -------------------

8 1/8% Cumulative Preferred Stock,          8 1/8% Cumulative Preferred Stock,
         Series A                               Series A

                             U.S. BANCORP

  INCORPORATED UNDER THE LAWS                         CUSIP  902973 20 5
   OF THE STATE OF DELAWARE                 SEE REVERSE FOR CERTAIN DEFINITIONS


THIS CERTIFIES THAT

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

IS THE OWNER OF  _______________________________________________________________


                     FULLY PAID AND NON-ASSESSABLE SHARES OF THE
                         8 1/8% CUMULATIVE  PREFERRED STOCK,
                          SERIES A,  OF  $1.00 PAR VALUE OF
                                     U.S. BANCORP

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed.
    This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

    Witness the seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                                     U.S. BANCORP
                                    CORPORATE SEAL
                                         1929
                                       DELAWARE


/S/     LEE R. MITAU                   /S/    JOHN F. GRUNDHOFER
---------------------------------      --------------------------------------
         Secretary                     President and Chief Executive Officer


Countersigned and Registered:
    FIRST CHICAGO TRUST COMPANY OF NEW YORK
                   Transfer Agent and Registrar


/S/
---------------------------------
         Authorized Signature

                                [BACK OF CERTIFICATE]

    U.S. Bancorp will furnish without charge to each shareholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests may be made to the office of the secretary of the Corporation or to the transfer agent.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

    TEN COM - as tenant in common      UNIF GIFT MIN ACT -     Custodian
                                                           ---            ---
    TEN ENT - as tenants by the                           (Cust)        (Minor)
              entireties
    JT TEN -  as  joint tenants with             under Uniform Gifts to Minors
              right of survivorship              Act
              and not as tenants in common           --------------------
                                                           (State)

       Additional abbreviations may also be used though not in the above list.


    FOR VALUE RECEIVED ______________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE ____________________________________________
________________________________________________________________________________
________________________________________________________________________________
____________PLEASE PRINT  OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE_____________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________SHARES REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY
IRREVOCABLY CONSTITUTE AND APPOINT ____________________   ATTORNEY TO TRANSFER
THE SAID STOCK ON THE BOOKS OF THE WITHIN-NAMED CORPORATION WITH FULL POWER SUBSTITUTION IN THE PREMISES.

DATED

AFFIX MEDALLION SIGNATURE
GUARANTEE IMPRINT BELOW
                                  ---------------------------------------------
                                                 (SIGNATURE)


                                  ---------------------------------------------
                                                 (SIGNATURE)


                                  ---------------------------------------------
                                  ABOVE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                  CORRESPOND WITH THE NAME AS WRITTEN UPON THE
                                  FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
                                  WITHOUT ALTERATION OR ENLARGEMENT, OR ANY
                                  CHANGE WHATEVER.

                                  THE SIGNATURE(S) MUST BE GUARANTEED BY AN
                                  ELIGIBLE GUARANTOR INSTITUTION SUCH AS A
                                  SECURITIES BROKER/DEALER, COMMERCIAL BANK &
                                  TRUST COMPANY, SAVINGS AND LOAN ASSOCIATION
                                  OR A CREDIT UNION PARTICIPATING IN A
                                  MEDALLION PROGRAM APPROVED BY THE SECURITIES
                                  TRANSFER ASSOCIATION, INC.